UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 27, 2014

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On January 14, 2014, Tonix Pharmaceuticals Holding Corp. (the “Company”) issued an aggregate of 3,900 shares of its common stock, par value $0.001 per share (“Common Stock”) to four investors upon the exercise of warrants issued August 14, 2013 (“Warrants”) for aggregate proceeds of $16,575.  The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On January 15, 2014, the Company issued an aggregate of 127,450 shares of Common Stock to 12 investors upon the exercise of Warrants for aggregate proceeds of approximately $541,663. The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On January 16, 2014, the Company issued an aggregate of 36,350 shares of Common Stock to 12 investors upon the exercise of Warrants for aggregate proceeds of approximately $154,488. The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On January 17, 2014, the Company issued an aggregate of 63,250 shares of Common Stock to 10 investors upon the exercise of Warrants for aggregate proceeds of approximately $268,813. The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On January 21, 2014, the Company issued an aggregate of 7,200 shares of Common Stock to six investors upon the exercise of Warrants for aggregate proceeds of $30,600. The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On January 22, 2014, the Company issued 2,000 shares of Common Stock to one investor upon the exercise of Warrants for proceeds of $8,500. The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On January 23, 2014, the Company issued an aggregate of 22,100 shares of Common Stock to eight investors upon the exercise of Warrants for aggregate proceeds of $93,925. The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On January 24, 2014, the Company issued an aggregate of 60,025 shares of Common Stock to nine investors upon the exercise of Warrants for aggregate proceeds of approximately $255,106. The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On January 27, 2014, the Company issued an aggregate of 33,100 shares of Common Stock to four investors upon the exercise of Warrants for aggregate proceeds of $140,675. The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On January 28, 2014, the Company issued an aggregate of 12,500 shares of Common Stock to three investors upon the exercise of Warrants for aggregate proceeds of $53,125. The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

On January 29, 2014, the Company issued 25,000 shares of Common Stock to one investor upon the exercise of Warrants for proceeds of $106,250. The shares were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

As of the close of business on January 29, 2014, the Company had 9,739,622 shares of Common Stock issued and outstanding.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: January 30, 2014	By: /s/ LELAND GERSHELL
Leland Gershell
Chief Financial Officer

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